UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 4, 2022

GREEN PLAINS INC.

(Exact name of registrant as specified in its charter)

Iowa

(State or other jurisdiction of incorporation)

001-32924	84-1652107
(Commission file number)	(IRS employer identification no.)

1811 Aksarben Drive, Omaha, Nebraska	68106
(Address of principal executive offices)	(Zip code)

(402) 884-8700

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GPRE	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Increase Number of Shares of Common Stock Authorized.

At the annual meeting of shareholders of Green Plains Inc. (the “Company”) held on May 4, 2022, the Company’s shareholders approved an amendment (the “Amendment”) to the Company’s Second Amended and Restated Articles of Incorporation, as amended (the “Articles”) to increase the number of shares of common stock authorized for issuance from 75,000,000 to 150,000,000 and to declassify the board of directors and provide for the annual election of all directors, in a manner which does not affect the unexpired terms of previously elected directors. On May 4, 2022, the Company filed the Amendment to the Articles with the Secretary of State of the State of Iowa, which was effective upon filing. The foregoing description of the Amendment to the Company’s Articles does not purport to be complete and is qualified in its entirety by reference to the full text. A copy of the Amendment to the Company’s Articles is included as Exhibit 3.1 to this report and incorporated herein by reference.

The Company’s board of directors also approved conforming amendments to the Company’s Fourth Amended and Restated Bylaws (the “Bylaws”) to reflect the declassified board. The foregoing description of the Amendment to the Company’s Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text. A copy of the Company’s Bylaws amendment is included as Exhibit 3.2 to this report and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2022 annual meeting of shareholders on May 4, 2022. All matters voted on were approved. The numbers of shares cast for, against or withheld are as follows:

1.Proposal to elect two directors, each to serve three-year terms that expire at the 2025 annual meeting.

Nominee Name	For	Withheld
Farha Aslam	41,381,480	364,493
Martin Salinas Jr.	40,428,700	1,317,273

There were 4,580,437 broker non-votes with respect to this matter.

2.Proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accountants for the year ending December 31, 2022.

For	Against	Abstain
45,900,122	398,988	27,301

3.Proposal to cast an advisory vote to approve the Company’s executive compensation.

For	Against	Abstain
38,690,276	3,009,460	46,237

There were 4,580,437 broker non-votes with respect to this matter.

4.Proposal to approve the increase to the number of authorized shares of common stock.

For	Against	Abstain
43,479,657	2,811,325	35,428

5.Proposal to approve the declassification of the Company’s Board of Directors.

For	Against	Abstain
41,691,649	26,584	27,740

There were 4,580,437 broker non-votes with respect to this matter.

No other matters were voted on at the annual meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this report.

Exhibit No.	Description of Exhibit

3.1	Third Articles of Amendment to Second Amended and Restated Articles of Incorporation of Green Plains Inc.
3.2	Amendment to Fourth Amended and Restated Bylaws of Green Plains Inc.
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2022	Green Plains Inc. By: /s/ Michelle Mapes Michelle Mapes Chief Legal & Administration Officer and Corporate Secretary